INTEGRATED SYSTEMS, INC.
                             1988 Stock Option Plan
                          As Adopted September 26, 1988
                         As Amended through March 28, 1997



         1. PURPOSE. This Stock Option Plan ("Plan") is established to provide incentive for selected persons to promote the financial success and progress of Integrated Systems, Inc. (the "Company") by granting such persons options to purchase shares of common stock of the Company.

         2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board of Directors of the Company (the "Board") and after the date of certain amendments to the Plan. In addition, no later than twelve (12) months after the Company becomes subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") the Company will comply with the requirements of Rule 16b-3 with respect to shareholder approval.

         3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the "Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or (b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the common stock of the Company.

         4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is Seven Million (7,000,000) Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

         5. ADMINISTRATION. This Plan may be administered by the Board or a Committee appointed by the Board (the "Committee"). If, at the time the Company registers under the Exchange Act, a majority of the Board is not comprised of Disinterested Persons, the Board shall appoint a Committee consisting of not less than three persons (who need not be members of the Board), each of whom is a "Disinterested Person" (as defined in Section 6(b)(iv) of the Plan) and an "Outside Director" (as defined in Section 6(b)(vi) of the Plan) or qualifies under transition rules as an Outside Director. As used in this Plan, references to the "Committee" shall mean either such Committee or the Board if no Committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan or on the grant of any Options pursuant to this Plan to any officer or director of the Company or other person (in each case, an "Insider") whose transactions in the Company's common stock are subject to Section 16(b) of the Exchange Act, but any such member may be counted for determining the existence of a quorum at any meeting of the Board during which action is taken with respect to Options or administration of this Plan and may vote on the grant of any Options pursuant to this Plan other than to Insiders. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option. The Committee may delegate the authority to officers of the Company to grant Options under this Plan to Optionees who are not Insiders of the Company. No Optionee shall be eligible to receive more than 500,000 Shares at any time during the term of this Plan pursuant to the grant of Options hereunder.

         6. ELIGIBILITY. Options may be granted only to such employees, officers, directors and consultants of the Company or any Parent, Subsidiary or Affiliate of the Company (as defined below) as the Committee shall select from time to time in its sole discretion ("Optionees"), provided that only employees of the Company or a Parent or Subsidiary of the Company shall be eligible to receive ISOs. An Optionee may be granted more than one Option under this Plan.

                  (a) Assumption of Options. The Company may, from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an option under this Plan in replacement of the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an option hereunder if the other Company had applied the rules of this Plan to such grant.

                  (b) Definitions. As used in the Plan, the following terms shall have the following meanings:

                           (i) "Parent"  means any  corporation  (other than the
Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           (ii) "Subsidiary"  means any corporation  (other than
the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           (iii)   "Affiliate"   means  any   corporation   that
directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                           (iv)  "Disinterested  Person"  shall have the meaning
set forth in Rule 16b-3(d)(3) as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

                           (v) "Fair  Market  Value"  shall mean the fair market
value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or the Nasdaq National Market, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination.

                           (vi) "Outside  Director"  shall mean any director who
is not (i) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (ii) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (iii) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or (iv) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code, is defined in the regulations promulgated under Section 162(m), "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

         7. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine whether each Option is to be an ISO or an NQSO, the number of Shares for which the Option shall be granted, the exercise price of the Option, the periods during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following terms and conditions:

                  (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                  (b) Exercise Price. The exercise price of an Option shall be not less than the Fair Market Value of the Shares, at the time that the Option is granted. The exercise price of any Option granted to a person owning 10% or more of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall not be less than 110% of the Fair Market Value of the Shares at the time of the grant, as determined by the Committee in good faith.

                  (c) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the option grant; provided, however, that no Option shall be exercisable after the expiration of ten years from the date the option is granted, and provided further that no Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five years from the date the Option is granted.

                  (d) Limitations on ISOs. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during the calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of stock with respect to which ISOs are first exercised exceeds $100,000, the Options for the first $100,000 worth of stock shall be ISOs and options for the amount in excess of $100,000 shall be NQSOs.

                  (e) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option shall be delivered to the Optionee within a reasonable time after the granting of the Option.

                  (f) Assumed Options. In the event the Company assumes an option granted by another company, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 425(c) of the Code). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 6(a), such new option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

         8.       EXERCISE OF OPTIONS.

                  (a) Notice. Options may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws together with payment in full of the exercise price for the number of Shares being purchased.

                  (b) Payment. Payment for the Shares may be made (i) in cash (by check); (ii) by surrender of shares of common stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;
(iii) where permitted by applicable law and approved by the Committee in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee; (iv) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (v) by any combination of the foregoing where approved by the Committee in its sole discretion. Optionees who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

                  (c) Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                  (d) Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                           (i)  If an  Optionee  ceases  to be  employed  by the
Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, the Optionee may exercise such Optionee's Options to the extent (and only to the extent) that it would have been exercisable upon the date of termination, within three (3) months after the date of termination (or such shorter time period as may be specified in the Grant), provided that, if Optionee is an Insider and the Company is subject to Section 16(b) of the Exchange Act, the Optionee's Option will be exercisable for a period of time sufficient to allow such Optionee from having a matching purchase and sale under
Section 16(b), with any extension beyond three (3) months from termination of employment in the case of an Option constituting an ISO being deemed to be as an NQSO, and provided further that in no event may an Option be exercisable later than the expiration date of the Option.

                           (ii) If an Optionee's  employment with the Company or
any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of the Optionee or disability of Optionee within the meaning of Section 22(e)(3) of the Code, such Optionee's Options may be exercised to the extent (and only to the extent) that it would have been exercisable by the Optionee on the date of termination, by the Optionee (or the Optionee's legal representative) within twelve (12) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

                           (iii)  The   Committee   shall  have   discretion  to
determine whether the Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated.

                           (iv) In the case of an  Optionee  who is a  director,
independent consultant, contractor or advisor, the Committee will have the discretion to determine whether the Optionee is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing Sections.

                           (v) An Option  shall not be  exercisable  unless such
exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

                           (vi) The Committee  may specify a reasonable  minimum
number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its shareholders.

         11. ADJUSTMENT OF OPTIONS SHARES. In the event that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

         12. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment at any time, with or without cause.

         13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act of 1933, as amended, any required approval by the Commissioner of Corporations of the State of California, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirements of any state securities laws or stock exchange.

         14.  RESTRICTIONS  ON SHARES.  At the discretion of the Committee,  the
Company may reserve to itself or its assignee(s) in the Grant (a) a right of first refusal to purchase any Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at (i) the Optionee's original purchase price (provided that the right to repurchase at such price shall lapse at the rate of at least 20% per year from the date of grant), (ii) the Fair Market Value of such Shares as determined by the Committee in good faith or (iii) a price determined by a formula or other provision set forth in the Grant.

         15. ASSUMPTION OF OPTIONS BY SUCCESSORS. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the Grant, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Committee shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options. The aggregate Fair Market Value (determined at the time an Option is granted) of stock with respect to ISOs which first become exercisable in the year of such dissolution, liquidation, merger, sale of stock or sale of assets cannot exceed $100,000. Any remaining accelerated ISOs shall be NQSOs.

         16. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of Grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that the Committee shall not, without the approval of the holders of a majority of the outstanding voting shares of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to incentive stock option plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

         17. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten years from the date this Plan is adopted by the Board.